UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2014

HCi VioCare
Exact name of registrant as specified in its charter

Nevada	000-53089	30-0428006
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Centrum Office, 38 Queen Street, Glasgow	G1 3DX
(Address of principal executive offices)	(Zip Code)

+44 141 548 8000
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.   REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As used in this Current Report on Form 8-K, unless otherwise stated, all references to the “Company”, “we,” “our” and “us” refer to HCi VioCare.

Private Placement

On December 24, 2014, the Company entered into a Private Placement Subscription Agreement (the “Agreement”) with the President and controlling shareholder of the Company, Mr. Sotirios Leontaritis (“Leontaritis”).  Under the terms of the Agreement Leontaritis subscribed for a total of 133,333 shares of the Company’s common stock at a purchase price of $1.50 per share for total cash proceeds of $200,000.  The shares are subject to applicable resale restrictions.

A copy of the form of subscription agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Investor Relations Contract

On January 1, 2015 the Company entered into a consulting agreement (the “Agreement”) with Mikulas Dylowicz (“the Consultant”), an individual residing in the Czech Republic, for the provision of Investor Relations Services for the Company.  Under the terms of the Agreement, the Consultant shall be an independent contractor and shall provide services including responding to shareholder and investor email and telephone inquiries, dissemination of the Company’s public press releases and working with the Company to continue to raise operating capital.  The Consultant shall receive monthly consideration of EUR2,000 per month and shall be reimbursed for all approved out-of-pocket expenses including travel and office expense.

A copy of the form of consulting agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Regulation S of the Securities Act of 1933, as amended, (“Securities Act”), as promulgated by the U.S. Securities and Exchange Commission under the Securities Act. Our reliance upon the exemption under Rule 903 of Regulation S of the Securities Act was based on the fact that the sales of the securities were completed in an "offshore transaction", as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the securities. The investor was not a US person, as defined in Regulation S, and was not acquiring the securities for the account or benefit of a US person.

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS

9.01 Financial Statements and Exhibits

 (d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Form of Private Placement Subscription Agreement between the Company and Leontaritis	Filed herewith
10.2	Form of Consulting Agreement between the Company and Mikulas Dylowicz	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HCi VioCare

Dated: January 2, 2015	By:	/s/ Sotirios Leontaritis
	Name:	Sotirios Leontaritis
`	Title:	President, Treasurer, CEO, and Director